SPUNTIBREAK SRL
Sede legale Via Glusti. n. 29 -21019 Somma Lombardo (VA).
Reg. imp.di Varese P-IVA c cod. Fisc. 02651660124
Sede amministrativa e operativa.
Via provinciale, n. 23-21020 Mornago (VA).
Tel /fax 0331/903194 Cap. Soc. Int. Versato € 50.000.00

Mornago

I, Marco Messuti, the CEO of Pizza Hands, will permit full transfer of the Master License for the North American Market: USA, Canada, and Mexico.
Any transfer of that license will be binding as long as the acquiring company is in good financial standing and complies not only with the original contract agreement made between Pizza Hands and Cono Italiano LLC but also with Articles 2 and 3 on the purchase agreement dated on February 28th, 2007 between Total Luxury Group Inc. and Cono Italiano LLC.

Best regards

E-mail info@pizzahands.it Web site - www.pizzahands.it

Agreement

Concerning the exclusive sale right

By and between

Kono Italia S.r.l & Spuntibreak S.r.l. DBA Pizza Hands,an Italian company with legal seat in Mornago (VA) - Italy, Via Provinciale n. 23, hereby represented by the person of its legal representative Mr. Marco Messuti, duly empowered for the scope, hereafter called “Licenser” (ATTACHMENT A)

And

Cono Italiano LLC, 82 Lenox Court, Piscataway, NJ, 0884 by the person of legal representative, Josue Altomonte, with legal seat as CEO, hereafter called “Licensee” (ATTACHMENT B)

RECITALS

a)
the “Licenser” is the owner of the designs, recipes and technology of a new innovating food product to be put on the quick service restaurant business, consisting specifically in a cone-shaped pizza called “Pizza Cono” (hereinafter referred to as the “Product”)

b)
The Licenser is the owner of a new kind of quick service restaurant business, called “Concetti or Format”, characterized by specific kind of furniture and by a peculiar choice of products and services.

c)	The “Licenser” is the exclusive owner of the registered trade mark:
a.
is the owner of the P trade mark, graphic symbol, as better described under ATTACHMENT C to this Agreement (hereinafter referred to as the “P Trademark”), duly registered as European trademark on August 18th 2005 No. 877 722; - P trade mark, graphic symbol MILANO 2005 C 004403

b.
on 15th February 2006 applied for registration of the nominative trademark “Hands Pizza”, pursuant to Italian patent pending application No. VARESE/2006/C/000037, as better described under ATTACHMENT D to this Agreement (hereinafter referred to as the “Hands Pizza Trademark” and together with the P trademark, the “Trademarks”); - Hands Pizza, nominative trade mark VARESE/2006/C/000037 and

c.
on 30th May 2006 applied for registration of the patent for industrial invention of the Product, pursuant to Italian patent pending application No. PCT/IT 2006/ 000408, as better described under ATTACHMENT E to this Agreement (hereinafter referred to as the “Cone Patent”); - Cone VARESE/2004/A/0040

d.
on 06th October 2004 applied for registration of the patent for industrial invention of the machine for producing the Product (hereinafter referred to as the “Machine”), pursuant to Italian patent pending application No. VARESE/2004/A/0039, as better described under ATTACHMENT F to this Agreement (hereinafter referred to as the “Machine Patent”); - Machine which makes the cones VARESE/2004/A/0039

e.
on 06th October 2004 applied for registration of the patent for industrial invention of the oven for cooking the Product (hereinafter referred to as the “Oven”), pursuant to Italian patent pending application No. VARESE/2004/A/0041, as better described under ATTACHMENT G to this Agreement (hereinafter referred to as the “Oven Patent”);- Oven for the pizza VARESE/2004/A/0041

d)
through its own team, during its business activity and through great economic and human resources, the Licenser created, perfected, developed and improved the know-how relevant to the producing of the Product as described in “Technical Documentation” attached hereto under ATTACHMENT H to this Agreement (and as it may be updated from time to time by the Licenser) (hereinafter referred to as the “Know how”);

e)
The “Licenser” aims at putting the product “Pizza Hands” on the market and at realizing fast food places according to the “Concetti or Format” formula, both at home and abroad, with different methods, considering the licensing system one of the possible sales channel and affiliation.

f)
The “Licenser” is interested in granting the Licensee with an exclusive license for exploiting the Know How in the territories of USA, CANADA and MEXICO (hereinafter referred to as the “Territory”) as well as with an exclusive license of the P trademark and Hands Pizza Italian Trademark for the Territory, under the terms and conditions of this Agreement;

g)	The “Licenser” is the patentee of the registered trade marks concerning the machinery and fixtures necessary to the production and sale of “Pizza Hands”.
h)
The “Licensee”, at his own expenses, agrees and covenants to start the production and sale networks of the products and restaurants as requested by the Licenser, employing his management and professional abilities in the task of carrying on the business himself.

i)	The “Licensee” acknowledges the commercial effectiveness of the products and the of the formula “Concetti or Format” proposed by the Licenser.
j)	The “Licensee” acknowledges that trade marks, brands, logos (logotypes), fixtures, are typical and peculiar.
k)	The Licenser and the Licensee have commonly agreed and identified in the national territory the areas to be developed and carried out the plans concerning the realization and the sale of the products.

The introductory Statements given the following has been agreed:

1.	Introductory Statements and Enclosures.
All the introductory statements and enclosures are part and parcel of the present agreement.
2.	Object of the Licensee – Declarations and warranties of the Licenser and Licensee – Other obligations of the Licensee
2.1.	The Licenser grants to the Licensee, who accepts, pursuant to the terms and conditions hereof, the exclusive right to:
i.	exploit the Know-How in the Territory (hereinafter referred to as the “Know How Licence”).
ii.	use the Trademarks in the Territory (hereinafter referred to as the “Trademarks Licence”);
(the Trademarks Licence together with the Know How Licence hereinafter referred to as the “Licence”).
For the sake of clarity Parties declare and acknowledge that Know How and Know How Licence shall not include the Cone the Machine and the Oven as well as relevant patent rights. Licensee shall not during the term of this Agreement (i) attack the title or any rights of the Licensor in and to the Cone Patent Machine Patent and /or the Oven Patent; or (ii), register or apply (save than in the proper execution of Article 11 of this Agreement) for registration of the Cone Patent or the Machine Patent or the Oven Patent;or any patent right which may aim at producing the Product or similar products and Licensee shall promptly withdraw any and all objections to and applications for any such patent rights; or (iii) shall not engage, both directly or indirectly, in any manner whatsoever, in any activity relevant to the designing, manufacturing, marketing, distributing or selling of products that may be in competition with the Cones the Machines and/or the Ovens.
2.2.	Except as previously authorised in writing by the Licensor, the Licensee shall not grant any sub-licence or assign the Licence to any third party.
2.3.	With regards to the Know-How Licence, the Licensor represents and warrants that:
2.3.1.	the Know-How is correct and reliable and is duly recorded and described in the Technical Documentation;

2.3.2.	the Licensor has no knowledge of any pending dispute or any action presented by third parties with regard to the Know-How.
except as specifically provided herein Licensor hereby disclaims all warranties, whether express or implied, oral or written, with respect to the Know How and the Technical Documentation, including without limitation, all implied warranties of merchantability or fitness for any particular purpose title and non infringement.
2.4.	Licensor shall retain all of its respective rights, title and interest in the Know how and Licensee shall not take any action inconsistent with such title and ownership.

This Agreement does not convey to Licensee any ownership rights in any portion of the Know How or any right of sublicense (other than as expressly provided herein), but constitutes only a license to use the Know How and the Technical Documentation in accordance with the terms of this Agreement.

2.5.	The Trademarks Licence is a transferable personal right of the Licensor, so that the ownership, as well as any right in connection with the Trademark, remain and shall remain of the Licensor.
2.6.
The Trademarks Licence is intended only for using the Trademarks solely in connection to the production and sale of the Products under the terms and conditions of this Agreement (hereinafter referred to as the “Licensed use”).

2.7.	With regards to the Trademarks Licence the Licensor declares and warrants that:
i.	the P Trademark exist and is duly enrolled as set forth in ATTACHMENT C;
ii.	the Hands Pizza Trademark is an Italian Trademark subject to Italian patent pending application No. VARESE/2006/C/000037and ATTACHMENT D;
iii	the Licensor has no knowledge of any dispute hanging over or any action presented by third parties with regard to the Trademarks;
2.8.
The Licensor shall not grant any further warranty and/or representation (implicit, legal, customary or of whatsoever nature) relevant to the Trademarks, besides those hereinabove and the Licensee acknowledges that it has never relied, nor relies now, on any other supposed representation and/or warranty made by the Licensor different from those set forth herein.

In particular the Licensor does not warrant any priory of use of the “Hands Pizza Trademark” in the Territory as well as it does not warrant the fact that said trademark does not conflict with any trademark or trade-name or other patent rights whatsoever that is being used or registered in the Territory and the Licensee acknowledges that it has never relied, nor relies now, on said warranties, assuming the Licensee, the relevant alea.
2.9.	Licensee hereby, for the benefit of the Licensor, represents and acknowledges that:
2.9.1.	the Know How Licence shall be performed in compliance with all applicable laws and regulations in the Territory;
2.9.2.	the Know-How includes all necessary information for producing the products and that it would not be able to produce the Products without the Know-How;
2.9.3.	the Know-How is an exclusive property of the Licensor, which has created and improved it during its business activity, thanks to the investment of great human and economic resources.
2.10.	During the term of this Agreement, the Licensee shall:
2.10.1.
refrain from any exploitation of the Know-How outside the Territory and shall not export or re-export, directly or indirectly, Technical Documentation or other information or materials provided by Licensor hereunder, to any country other than the Territory. It shall be Licensee’s responsibility to comply with the latest import-export regulations of the Territory, and Licensee shall defend and indemnify Licensor from and against any damages, fines, penalties, assessments, liabilities, costs and expenses (including reasonable attorneys’ fees and court costs) arising out of any claim that the Know How, Technical Documentation, or other information or materials provided by the Licensor hereunder were exported or otherwise accessed, shipped or transported in violation of applicable laws and regulations. Licensee shall comply with all laws, legislation, rules, regulations, and governmental requirements with respect to the Know How and the performance by Licensee of its obligations hereunder, of any jurisdiction in or from which Licensee directly or indirectly causes the Know How to be used or accessed. In the event that this Agreement is required to be registered with any governmental authority, Licensee shall cause such registration to be made and shall bear any expense or tax payable in respect thereof;

2.10.2.
promptly inform the Licensor about any action or threatened action that any third party should lay, which causes or might cause any prejudice to Licensor’s rights on the Know-How and shall assist and co-operate with Licensor in order to defend or oppose, as the case may be, against any of such actions or threatened actions; provided that the responsibility as well as any decision concerning such defence and opposition shall be at Licensor’s exclusive discretion.

2.11.	Licensee shall be responsible for and bear any and all costs relevant to the exploitation of the Know-How.
2.12.	the Licensee undertakes:
(a)	to not present itself whatsoever as the owner of the Trademarks, or as the holder of any real rights on it;
(b)
to communicate promptly to the Licensor any action or threatened action that any third party should engage in, which causes or might cause prejudice against Licensor’s rights on the Trademarks or is harmful to its reputation and goodwill and to assist and fully co-operate with Licensor (with no charge for Licensor) with the purpose of protecting or opposing itself against any of such actions or such threatened actions, as the case may be. It being understood that the liability and all decisions concerning such defence or actions shall be solely at Licensor’s discretion;

(c)
to not alter, modify or change the Trademarks in any way and to timely and duly comply with the instructions on the shape (form, colour and size), the wording of the Trademark and the context in which it shall be as they will be given from time to time by the Licensor at its discretion;

(d)	to use the Trademarks solely in connection with the Licensed Use;
(e)
to cease with the use of the Licensed Use of Trademarks in any case of termination of this Agreement, and in this event to return to the Licensor, on its request, any promotional/advertising material relevant to the Licensed Use of Trademark, if any, as well as the documentation hereof previously delivered, if any;

(f)
to provide, in any case, within 30 (thirty) days from the termination of this Agreement, for the cancellation of the Trademark from its headed papers, as well as from any other document and/or material including any reference to the Trademarks;

(g)
to not use after the termination of this Agreement, any firm, corporate or business name, sign or mark equal or that may be confused with the Trademarks or, in any case, susceptible to deceive or cause confusion among the public.

2.13
Licensee recognizes the validity of and Licensor’s ownership of the Trademarks or rights therein and agrees that it has not and will not during the term of this Agreement or thereafter, anywhere in the world, (i) attack the title or any rights of the Licensor in and to the Trademarks or attack the validity of this Agreement, or do anything, either by an act of omission or commission which might impair, jeopardize, violate or infringe the Trademarks; (ii) claim adversely to the Licensor or anyone claiming through the Licensor any right, title or interest in or to said Trademarks; (iii) misuse or harm or bring into disrepute the Trademarks; or (iv) save as differently provided herein, register or apply for registration of the Trademarks or any mark or copyright which is, in Licensor’s opinion, the same as or confusingly similar to the Trademark. Licensee shall promptly withdraw any and all objections to and applications for any such mark or copyright

2.14.
Licensee acknowledges that all rights included in the Trademarks, based on or derived from the use of the Trademarks, including goodwill therein, are reserved to the Licensor. Licensee shall not acquire any further rights of any nature in the Trademarks or goodwill therein as a result of Licensee’s use thereof and all use of the Trademarks by Licensee shall inure to the benefit of the Licensor.

2.15.
In the event this Agreement terminates, for any reason whatsoever, no balance or indemnity whatsoever shall be owed to the Licensee for the difference between the value of the Trademarks at the date in which the Trademarks Licence becomes effective and its value at the date when this Agreement terminates; provided that the Licensee waives since here and now to said difference, if any.

2.16.
Without prejudice of the other remedies provided by the law, the Licensee shall indemnify and shall keep Licensor harmless by any liability and/or claim asserted or made by any person as a consequence of or in connection with (i) this Trademarks Licence or (ii) any breach by the Licensee of any provision and/or duty of this Agreement.

2.17.	It shall be Licensee obligation to: :
-	create and planning the sale networks in the sales Territory assigned to him;
-
sell or provide to customers in the Territory Products, fixtures, tools or anything required to market the Product; provided however that the Licensee (i) shall purchase the Machines and/or the Ovens solely from the authorized sellers timely indicated, form time to time, by the Licensor (hereinafter referred to as the “Authorized Sellers”) and (ii) shall acquire Licensor’s written consent prior to place any purchase order to such Authorized Sellers (iii) shall provide customers in the Territory solely with the Ovens manufactured by said Authorized Sellers;

-	timely provide his customers all the information and services necessary to produce the Product, including the use of the equipment to produce and preserve the Products;
-
not engage, both directly or indirectly, in any manner whatsoever, in any activity relevant to the designing, manufacturing, marketing, distributing or selling of products that may be in competition with the Products (provided that for the scope of this clause products in competition with the Products shall be any product similar to a cone-shaped pizza;

-
obtain at its own costs and under its exclusive liability all permissions and licences for producing, storing and selling the Products in the Territory; ensuring under its exclusive liability that Products are suitable for sale in the Territory and particularly that they comply with all provisions, regulations, specifications and recommendations, legal or otherwise, in force or as it is customary in the Territory;

-
comply at its own costs and under its exclusive liability, with the latest import-export regulations of the Territory, as well as with all laws, legislation, rules, regulations, and governmental requirements with respect to the Machines and/or the Ovens and the performance by Licensee of its obligations hereunder, of any jurisdiction in or from which Licensee directly or indirectly causes the Machines and/or the Ovens to be used or accessed;

-	underwrite and maintain, at its own costs and under its exclusive liability, a suitable insurance policy that will cover all its responsibilities as producer of the Products in the Territory.
-	provide at its own costs and under its exclusive liability for the translation from Italian or English to Japanese of all documents needed for the purposes hereof.
Licensee shall defend and indemnify Licensor from and against any damages, fines, penalties, assessments, liabilities, costs and expenses (including reasonable attorneys’ fees and court costs) arising out of any breach of the above Licensee’s obligations.
3.	Object of the Licensee
The Licenser gives licence to the Licensee, who agrees on:
-	creating or planning the sale networks in the sales area assigned to him;

-	selling his customers products, fixtures, tools or anything required to the development of “Concetti or Format” formula;
-	giving his customers all the information and services necessary to the use of the product and of the equipment;
-	qualifying as “Lincensee”, as far as his sales area is concerned;
4.	Licensee’s Direct Sales area
The Licensee’s sales area for the Products shall be namely: USA, CANADA and MEXICO. The Licensee shall not commercialize products of organize sales networks outside his territory without the Licenser’s authorization.
5.	Sole right
Subject to the terms and conditions of this Agreement, Licenser hereby appoints Licensee to act as its sole and exclusive producer, sales distributors of the Products in the Territory under the Trademarks including any new product the Licensor may decide to market in the future under the Trademarks.
6.	Independence of the Licensee
The Licensee shall operate as self-sufficient contractor as far as structures or means are concerned; he shall buy the equipments and fixtures and shall sell them under his own name and shall be authorized by the Licenser to use him logotype on all papers concerning the project.
The Licenser shall deal with customers in no other ways than the “Licensee”, who shall have legal and economic independence from the Licenser.
No expenses concerning the realization of the business shall be charged to the Licenser previous Licenser’s authorization excepted.
All the commercial relations with customers will be established directly by the Licensee and in no case the Licenser will be considered part of their agreement.
7.	Terms of payment and bank warranties
As a guarantee of the accomplishments of the Licenser and Licensee, Both parties have come to an agreement upon the price of the License.
A non disclosed price has been paid for the retaining of the License and in addition to the fee paid to the Licenser, The Licensee agrees to pay a 0,02 $ cent royalty to the Licenser on every cone sold in the: USA, CANADA and MEXICO.
The Licensee also agrees to a 50/50 split between the Licenser and the Licensee on any Licenses, Franchises or any other types of sub-licensing to regions in his Countries. All Licenses sold and any money acquired by the Licensee due to the sale of a sub-license or franchise, the profit of that sale will be split 50/50 between the licensee and the licenser.
8.	Charges
All the prices set by the Licenser to the Licensee concerning the products and the equipments, shall be agreed by the parties from time to time and shall be enclosed in the present agreement of which they shall be part and parcel.
9.	Prices of Machines, Ovens and other Equipments
Provided that Licensee shall acquire Licensor’s written consent prior to place any purchase order to any Authorized Sellers, the prices of the Machines, Ovens and of the equipments sold to the Licensee by the Authorized Sellers, shall be the ones under (ATTACHMENT I), provided that they may be modified by the Authorized Sellers upon 30 (thirty) days prior notice to the Licensee.
10.	Delivery terms equipment and fixtures
Provided that Licensee shall acquire Licensor’s written consent prior to place any purchase order to any Authorized Sellers, Machines, Ovens and equipments that the Licensee may purchase from the Authorized Sellers shall be supplied and delivered according to the terms and conditions to be directly negotiated by and between the Licensee and the Authorized Sellers, unless the Licensee grants the Licensor with a special power of attorney for such purpose.

In no case the Licensor shall be held liable for any defective supply or breach whatsoever by the Authorized Sellers of any obligations of the Authorized Sellers in supplying the Machines, Ovens and equipments whatsoever to the Licensee.
In no case the Licensor shall be held liable towards the Licensee and third parties for any product responsibility that may arise in connection with the products sold by the Authorized Seller.
for the whole duration of this Agreement the Licensee shall not engage, both directly or indirectly, in any activity that may be in competition with any of the Services in the Territory; therefore, for the purpose to exemplify and not to exclude, Parties shall not purchase, participate to, hold shareholdings or any other profit sharing, both directly or indirectly, in any legal entity, enterprise, firm, company, corporation or business whatsoever, that may be and/or operate, in any manner, in competition with any of the Services in the Territory
11.	Licensee’s Liabilities
The Licensee shall operate fully to comply with the liabilities arising from this Agreement. He shall produce, commercialize, and plan a direct or indirect sale of the Products in the Territory and shall not be entitled to sell Products from other suppliers than the Licenser. In consideration of the Licence, Licensee shall moreover:
-	apply, at its own costs, for registration in the Territory and in name and on behalf of the Licensor and for the exclusive benefit of Licensor:
i.	the Hands Pizza Trademark in the Territory; provided however the provision under above Article 2.8 of this Agreement;
ii.	the Machine Patent;
iii.	the Oven Patent;
-	promote the sale of the Products, Ovens and equipments in the sales area of his competence in accordance with a commercial development plan;
-	guarantee the Products, Ovens and equipments to his customers;
-
avoid bringing changes to the goods, equipments, trademarks, furniture and fixtures without the consent of the Authorized Sellers, except for the alterations that may imposed by the applicable laws and regulations;

-
deliver Products, Ovens and further equipments in good state of use and preservation in compliance with the instructions given by the Authorized Sellers or the Licenser, as the case may be, before delivery;

-	keep in stock ready for sale Products and equipments the minimum amounts of which shall be agreed year by year by the parties to ensure a good quality service;
-
buy one Machine to produce locally the Products (in the main centre), in order to make the distribution to the countries (stated in art. 3) earlier: to this purpose the Licensee hereby grants the Licensor an irrevocable power of attorney to negotiate and purchase on behalf of the Licensee certain products described and listed under the “pro forma Invoice” attached hereto under ATTACHMENT L on the terms and conditions described therein.;

-	give quarterly to the Licenser exact and detailed statements concerning the number of the Products made and sold;
-	show to the Licenser all the plans of the projects and of the shops that the Licensee wants to make locally in the Territory;
-	create a new pizza cono menu for the market
-	open 3 sell points (carretta, corner ect.) every year in the most important cities; for every kind of shop that you will open, you will have to give us the amount corresponding at 50% of the open fee.
-	If you don’t reach 3 shop per year, in any case you have to give us 1000 euros per shop that will be missing.
12.	Technical Support
The Licensee shall guarantee an efficient technical support for the period of validity of the contract in the sales area of his competence.

Specifically the Licensee through his management shall guarantee at his own expenses:
-	the test and start up of the equipments delivered to his customers;
-	the training and up-dating if his customers personnel;
-	a periodical quality control of his customers;
-	the usual and extra maintenance of the equipment delivered;
-	to this purpose the Licensee shall keep in stock spare parts of the machinery and equipment in use.
All the products and equipment given by the Licenser will be in accordance with the applicable laws and may be subject to alterations or changes during the validity of the contract (in case the Licenser should bring changes to equipment to the purpose of improving the results).
13.	Advertising expenses
The Licensee hereby agrees and covenants to pursue at his expenses the activity of promotion and advertising in the sales area of his province, in accordance with the Licenser’s instructions.
The brand image, brochure and advertising in general are owned by the Licenser and the Licensee shall comply with the plan.
The Licenser shall provide the Licensee with the graphics necessary to the printing.
At the expiration date of the contract the Licensee agrees and covenants to remove and hand over straight away the signs and advertising notices in his possession and to cancel incidental wording within 15 days.
Advertising taxes shall be paid by the Licensee.
14.	Access and inspection’s checks
The Licenser or any of his appointer shall have the unlimited right to inspect the Licensee’s production and to act accordingly to the purpose of checking that all the necessary accomplishments are carried out to assure the quality of the goods and to keep the machinery going at the best.
No preliminary advice for these inspections shall be requested by the Licensee and the inspection could occur every time the Licensee’s legal representative or any of his employee will be on the site. He shall be careful to avoid blocking or hampering the activity of the Licensee. The Licenser shall have the right to take away all the articles not in conformity with what agreed in the present contract at the Licensee’s expenses.
The Licenser has the right to check sales advancement with the Licensee’s customers.
The Licensee shall have no permission to sell products without the Licenser’s authorization.
To this purpose the Licensee shall provide the Licenser with n°15 samples of products, in their package and presentation.
The Licenser shall give authorization to the Licensee with 15 days from the receipt of the samples together with possible comments about the same.
Products must be put on the market in accordance with quality, style and presentation agreed by the Licenser.
15.	Period of validity
Period of validity of this agreement is 25 years, automatically renewable for an additional 15 years. Neither the Licenser nor the Licensee shall solve this agreement except for the reasons stated in this agreement. The cancellation of this contract shall be notified to the adverse party by registered letter with advice of receipt and will take effect three months later the receipt.
16.	Basic agreements: termination clause
The Licenser has the right to solve the contract before expiry in accordance with art. 1456 c.c., damage indemnity excepted, when the Licensee incurs in one of the following cases:
a)	failure to start actions, within 30 days from the Licenser’s notice remedy, to one of the following violations or bans (for examples payments delayed...);

b)	to sell directly or indirectly competition products or buy or sell Licenser’s products from people other than the Licenser;
c)	To make machinery, equipment, furniture and fixtures, products without Licenser’s written authorization;
d)	to disregard liabilities as in art. 7 (Terms of payment and bank warranties) of the present agreement;
e)	suspension of activity as a matter of fact over 10 days;
f)	disclosure of trade secrets concerning the Licenser;
g)	protest of bills, cheques or activities in competition with the Licenser.
17.	Effects of the cancellation or termination of the contract
In case of termination of the contract or cancellation for any reason, the Licensee agrees and covenants to stop right away availing any distinctive mark of the Licenser.
Since that moment the Licensee is no longer to be considered a Licensee, or use trade secrets, procedures, gadgets or marks similar to the Licenser registered trade mark which could be mistaken for the original trade mark.
The Licensee shall re-deliver the Licenser all papers and material containing trade secrets or management instructions of the Licensee.
18.	Sales training
The Licenser should, from time to time and at its own expense, conduct sales training among the Licensee salesman and/or staff support group involved in the products’ sales, production and promotion.
19.	General clauses
This agreement and its enclosures:
a)	constitutes the entire agreement between the parties with respect to the subject matter here of and supersedes all prior agreements re-hearing to the same matters either verbal or written.
b)	May not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the parties.
c)
If one or more clauses expressively provided in this agreement should prove to be invalid, the validity of the other clauses will be made safe except for expressed requests of the parties in this agreement and the validity of the agreement as a whole will not be prejudiced. In the case of invalidity of one clause the parties covenant to replace the clause with another valid clause similar to the replaced one both in subject matter and effects, specifically from the economic point of view, reconsidering their previous relation at the light of the new clause.

d)
The Licensee has free range in building an infrastructure within his own company as he see fit, as long as it is in accordance with the country’s licensees laws. No holds bar on any directions the company’s licensee needs to go in order to make the product a success, in the countries he holds under his license.

20.	Mailing
All the written communications mentioned in this agreement shall be made by registered letter with return receipt, to the addresses appearing in the front page of this agreement, or to other addresses previously communicated to the other party.
21.	Expenses and charges
Any cost, tax, duty or charge arising in connection with the transactions contemplated in this agreement, shall be borne and paid by the Licensee.
Incidental expenses of the Licenser for inspections, cheeks, maintenance outside warranties shall be charged to the Licensee.
22.	Governing Law
This Agreement is governed by Italian Law with expressed exclusion of the Vienna convention of April 11th 1980 on the sale of goods (if applicable).
This Agreement is the result of several negotiations between the Parties herein.

23.	Exclusive Jurisdiction
Any dispute between the Parties which relates to this agreement or arises in connection here with which cannot be amicably resolved between the Parties and concerning execution, interpretation, non compliance with what expressed in this agreement shall be solved by the law – court of Varese, for expressed preference of the parties and with exclusion of any other law – court.
24.	Confidentiality
Except for the specific rights granted by this Agreement, Licensee shall not use or disclose any Confidential Information without the written consent of Licensor. Licensee shall use the highest commercially reasonable degree of care to protect the Confidential Information. Licensee shall bear the responsibility for any breaches of confidentiality by its employees, agents, contractors and consultants. Upon termination or expiration of this Agreement, Licensee shall either return to Licensor originals and copies of any Confidential Information and all information, records and materials developed therefrom by Licensee, or destroy the same and provide written certification to Licensor of such destruction. Licensee may disclose only the general nature, but not the specific financial terms, of this Agreement without the prior consent of Licensor; provided however that Licensee may provide a copy of this Agreement to the stockholders of Licensee, to its financers as well as to any finance provider in conjunction with a financing transaction after written notice to the Licensor specifying the finance provider, if such provider agrees to keep this Agreement confidential pursuant to a written agreement for the benefit of the Licensor. The obligations contained in this Article 13 shall survive for a period of three (3) years after the intended expiration date of this Agreement, regardless of whether it is terminated prior to that date and for whatever reason. However, this three (3) year provision shall not apply to Know How. Accordingly, Licensee’s right to use the Know How shall immediately expire on expiration or termination of this Agreement for any reason, and Licensee’s obligation under this Article as to such Know How shall survive in perpetuity. Nothing herein shall prevent Licensee from disclosing all or part of the Confidential Information as necessary pursuant to the lawful requirement of a governmental agency, or when disclosure is required by operation of law or the rules of any applicable stock exchange; provided however that prior to any such disclosure, Licensee shall use reasonable efforts to (i) promptly notify the Licensor in writing of such requirement to disclose, and (ii) cooperate fully with the Licensor in protecting against any such disclosure or obtaining a protective order. “Confidential Information” means any information, document, technical datum or any other received news or information relating to the Know How (including, without limitation, all information concerning the methodology to produce the Products, all benchmark and performance test results and other nonpublic information related to the Know How and all Technical Documentation) and other proprietary information of the Licensor; and any business, marketing or technical information disclosed by the Licensor in relation to this Agreement, and either (i) disclosed in writing or (ii) disclosed in any other manner such that a reasonable person would understand the nature and confidentiality of the information. Confidential Information does not include information that (a) has rightfully been furnished to Licensee by a third party without breach of any separate nondisclosure obligation owed to the Licensor, (b) was publicly available at the time of disclosure to Licensee, (c) becomes publicly available after disclosure to Licensee without breach of this Agreement, or (d) has been independently developed by Licensee without reference to the Confidential Information.

Place and Date- Mornago 02-03-2006

Licensee	Licenser

JOSUÉ ALTOMONTE /s/ Josué Altomonte Cono Italiano LLC

List of attachments

ATTACHMENT A	“Spuntibreak S.r.l., Chamber of Commerce Visual”
ATTACHMENT B	“I.D.I PLANNING CO., LTD COMPANY Chamber of Commerce Visual”
ATTACHMENT C	“P Trademark”
ATTACHMENT D	“Hands Pizza Trademark”
ATTACHMENT E	“Cone Patent”
ATTACHMENT F	“Machine Patent”
ATTACHMENT G	“Oven Patent”
ATTACHMENT H	“Know how”
ATTACHMENT I	“Prices of Machines, Ovens and other Equipments”

Place and Date- Mornago 02-03-2006

Licensee	Licenser

JOSUÉ ALTOMONTE /s/ Josué Altomonte Cono Italiano LLC

According to the art. 1341 c.c. Licensee declares to approve specifically the following articles: 2.3. (limitation of Licensor’s warranties on Know how); 2.8. (limitation of Licensor’s warranties on Trademarks); 2.14 (Licensee’s acknowledgement of Trademarks goodwill); 2.15 (Licensee waiver to indemnity on Trademarks value); 2.17.2. (Licensee obligation to purchase from Authorized Sellers); 2.17.4 (Licensee’s obligation not to compete on products); 2.17.5 (Licensee’s exclusive liability on Products sale); 2.17.6 (Licensee’s exclusive liability on machinery importation); 4. (Licensor’s right to select customer in the Export Area, to grant at third party with any licence for the Export Area and to terminate Export Area appointment); 4.1. (Licensee’s exclusive liability on Products sale in the Export Area); 9 (Licensee to acquire form Authorized Sellers upon Licensor’s written consent); 9. (Licensor’s right to modify prices of Machines, Ovens and other Equipments upon 60 days notice); 10 (limitation of Licensor’s liability on machinery and equipments) 10 (Licensee obligation not to compete on machinery); 15 (duration –automatic renewal); 16 (earlier termination); 22 (governing law and exclusion of the Vienna convention); 23 (exclusive jurisdiction); 24 (Confidentiality clause).

Place and Date- Mornago 02-03-2006

Licensee	Licenser

JOSUÉ ALTOMONTE /s/ Josué Altomonte Cono Italiano LLC

ATTACHMENT A
Spuntibreak S.r.l., Chamber of Commerce Visual

CAMERA DI COMMERCIO INDUSTRIA ARTIGIANATO AGRICOLTURA DI VARESE
- UFFICIO REGISTRO DELLE IMPRESE -
VISURA SENZA VALORE DI CERTIFICAZIONE STORICA
DATI IDENTIFICATIVI DELL’ IMPRESA
Codice fiscale e numero d’iscrizione: 02651660124
del Registro delle Imprese di VARESE
data di iscrizione: 07/05/2001
Iscritta nella sezione ORDINARIA il 07/05/2001
Iscritta con il numero Repertorio Economico Amministrativo 274861
Denominazione: “LA SPUNTINOTECA BREAKFAST S.R.L.”
ABBREVIABILE IN “SPUNTIBREAK S.R.L.”
Forma giuridica: SOCIETA’ A RESPONSABILITA’ LIMITATA
Sede: SOMMA LOMBARDO (VA) VIA GIUSTI 29 CAP 21019
Costituita con atto del 11/04/2001 Data termine: 31/12/2100
Scadenza primo eserc. 31/12/2001 scadenza eserc. successivi: 31/12
Tipo dell’atto: PUBBLICO, REDATTO DA NOTAIO
Notaio DR. STEFANO FAZZINI
Repertorio num. 23743/4280 loc. MILANO (MI)
OGGETTO SOCIALE:
LA PRODUZIONE IN PROPRIO, OLTRE ALLA COMPRAVENDITA E/O COMMERCIALIZZAZIONE, DI
PRODOTTI DI PASTICCERIA E PANIFICAZIONE, ALIMENTI, PRODOTTI ALIMENTARI IN GENERE
E/O PRONTI AL CONSUMO;
L’ESERCIZIO DI ATTIVITA’ DI RISTORAZIONE E. SOMMINISTRAZIONE AL PUBBLICO DI
ALIMENTI E BEVANDE, COMPRESI ALCOOLICI E SUPERALCOOLICI;
LA PRESTAZIONE DI SERVIZI PER L’INTRATTENIMENTO DI PERSONE CON GESTIONE ED
ORGANIZZAZIONE DI SPETTACOLI DAL VIVO E/O CON ATTREZZATURE MECCANICHE O
ELETTRONICHE;
IL COMMERCIO DI ARTICOLI DI CARTOLIBRERIA, EDITORIALI, DI GENERI DEL MONOPOLIO
E LA GESTIONE DI GIOCHI O RICEVITORIE AUTORIZZATE. ECC.
SISTEMA DI AMMINISTRAZIONE E CONTROLLO
Forma amministrativa: CONSIGLIO DI AMMINISTRAZIONE
Numero minimo amministratori: 2
Numero massimo amministratori: 5
Numero amministratori in carica: 2
durata in carica: FINO ALLA REVOCA
data inizio carica: 23/12/2005
Altre forme amministrative previste:
AMMINISTRATORE UNICO
INFORMAZIONI ..SULLO STATUTO/ATTO COSTITUTIVO
Poteri da Statuto:
IL CONSIGLIO DI AMMINISTRAZIONE E’ INVESTITO DEI PIU’ AMPI POTERI PER LA
GESTIONE ORDINARIA E STRAORDINARIA DELLA SOCIETA’, SENZA ECCEZIONI DI SORTA, E
PARTICOLARMENTE GLI SONO RICONOSCIUTE TUTTE LE FACOLTA’ PER IL RAGGIUNGIMENTO
DEGLI SCOPI SOCIALI CHE NON SIANO DALLA LEGGE O DAL PRESENTE STATUTO IN MODO
TASSATIVO RISERVATE ALL ’ASSEMBLEA DEI SOCI.
DELIBERA, ALTRESI’, SULLE AZIONI GIUDIZIARIE ANCHE IN SEDE DI CASSAZIONE E
REVOCAZIONE, SU COMPROMESSI E TRANSAZIONI E PUO’ NOMINARE ARBITRI AMICHEVOLI
COMPOSITORI.
IL CONSIGLIO PUO’ NOMINARE DIRETTORI GENERALI, DIRETTORI E PROCURATORI PER
DETERMINATI ATTI O CATEGORIE DI ATTI, DETERMINANDONE I POTERI E GLI EMOLUMENTI.
AL CONSIGLIO DI AMMINISTRAZIONE SPETTANO TUTTI I POTERI DI ORDINARIA E/O
STRAORDINARIA AMMINISTRAZIONE COSI’ COME VENGONO DETERMINATI DALL’ASSEMBLEA
doc_VA_274861_2J470.pdf_tmp.pdf Pag. 1 di 11
ALL’ATTO DELLA NOMINA, SPECIFICATI NELL’UNA O NELL’ALTRA CATEGORIA OD IN
ENTRAMBE.
LA FIRMA E LA RAPPRESENTANZA LEGALE (ATTIVA, PASSIVA E/O EXTRAGIUDIZIALE) DELLA
SOCIETA’ DI FRONTE AI TERZI ED IN GIUDIZIO PER TUTTO QUANTO SIA DI COMPETENZA
ESCLUSIVA DEL CONSIGLIO DI AMMINISTRAZIONE E/O DELL’ASSEMBLEA SONO DEVOLUTE AL
PRESIDENTE DELLA SOCIETA’, NONCHE’ INOLTRE AL O AI CONSIGLIERI DELEGATI.
INFORMAZIONI PATRIMONIALI E FINANZIARIE
Capitale Sociale in EURO:
deliberato 50.000,00
sottoscritto 50.000,00
versato 50.000,00
conferimenti in DENARO
ATTIVITÀ
Data inizio attività: 14/05/2001
Attività esercitata nella sede legale:
COMMERCIO AL DETTAGLIO DI PANE, PASTICCERIA E DOLCIUMI - VENDITA BIGLIETTI
DELLA LOTTERIA E SCHEDE TELEFONICHE.
ALBI, RUOLI E LICENZE
Dal 09/07/2001 la superficie di vendita è di mq. 25
il settore merceologico è ALIMENTARE
Informazioni risultanti da comunicazione di apertura presentata il 31/05/2001 al comune di SOMMA LOMBARDO con decorrenza dal 09/07/2001:
ESERCIZIO DI COMMERCIO AL DETTAGLIO DI VICINATO
settore ALIMENTARE mq. vendita: 25
superficie totale dell’esercizio mq. 85
(compresa la superficie adibita ad altri usi)
TITOLARI DI CARICHE O QUALIFICHE
1) MESSUTI MARCO (rappresentante dell’impresa)
nato a VARESE (VA) il 22/07/1970
codice fiscale: MSSMRC70L22L682H

residente a: MORNAGO (VA) VIA CESARE BATTISTI 65 CAP 21020
- PRESIDENTE CONSIGLIO AMMINISTRAZIONE nominato con atto del 23/12/2005
Durata in carica: FINO ALLA REVOCA
Data presentazione carica 17/01/2006
CON I POTERI DI CONFERIRE PROCURA A SOGGETTI ESTERNI PER LA CURA DEGLI INTERESSI
SOCIETARI (AD ESEMPIO IN RELAZIONE A CONTENZIOSI CON ALTRI SOGGETTI O PER LA
REALIZZAZIONE DI PARTICOLARI OPERAZIONI CHE NECESSITANO DI ATTIVITA’ IN
LOCALITA’ LONTANE O SVOLTE DA SOGGETTI CON PARTICOLARI CARATTERISTICHE) . QUINDI
POTERE DI NOMINARE PROCURATORI AGENDO ANCHE DA SOLO, CON FORMA LIBERA E DISGIUNTA
PER VELOCIZZARE LE OPERAZIONI ED ESSERE PRONTI A COGLIERE LE OPPORTUNITA’ .
COME DA VERBALE DI CONSIGLIO DEL 02/03/2005, CONFERMATI CON VERBALE DI
ASSEMBLEA ORDINARIA DEL 23/12/2005.
- CONSIGLIERE DELEGATO nominato con atto del 23/12/2005
Durata in carica: FINO ALLA REVOCA
Data presentazione carica 17/01/2006
AL QUALE SPETTANO I POTERI PER LA GESTIONE FINANZIARIA E TECNICA, ALLE
QUESTIONI ORGANIZZATIVE INERENTI ALLA STRUTTURA DELL’ATTIVITA’ ED AI RAPPORTI
CON I CLIENTI ED I FORNITORI, COME DA ATTO COSTITUTIVO, CONFERMATI CON VERBALE
DI ASSEMBLEA ORDINARIA DEL 23/12/2005.
2) CARLESSO CINZIA
nata a MORNAGO (VA) il 02/11/1970
codice fiscale: CRLCNZ70S42F736V
residente a: MORNAGO (VA) VIA CESARE BATTISTI 65 CAP 21020
- CONSIGLIERE DELEGATO nominato con atto del 23/12/2005
Durata in carica: FINO ALLA REVOCA
Data presentazione carica 17/01/2006
AL QUALE SPETTANO I POTERI PER LA GESTIONE DEL PERSONALE DIPENDENTE.
doc_VA_274861_21470.pdf_tmp.pdf Pag. 2 di 11
DELEGHE E POTERI NECESSARI PER COMPIERE TUTTI GLI ATTI E SVOLGERE TUTTI GLI
ADEMPIMENTI, ANCHE CON FIRMA LIBERA E DISGIUNTA, NECESSARI ALLA RICERCA E
SELEZIONE DI UN NUOVO AFFITTUARIO E ALLA STIPULA DI TUTTI GLI ATTI E CONTRATTI
CHE SI RENDESSERO NECESSARI PER AVVIARE UN NUOVO RAPPORTO DI AFFITTO D’AZIENDA,
COME DA VERBALE DEL CONSIGLIO DI AMMINISTRAZIONE DEL 01/07/2005, CONFERMATI CON
VERBALE DI ASSEMBLEA ORDINARIA DEL 23/12/2005.
SEDI SECONDARIE E UNITÀ LOCALI
Unità locale n. 1 NEGOZIO
SESTO CALENDE (VA) VIA ROMA 40 CAP 21018
Data apertura: 05/11/2001
Attività esercitata:
COMMERCIO AL DETTAGLIO DI PRODOTTI DI PANETTERIA, PASTICCERIA E ALTRI
ALIMENTARI, BAR - VENDITA BIGLIETTI DELLA LOTTERIA E SCHEDE TELEFONICHE.
Dal 05/11/2001 la superficie di vendita è di mq. 115
il settore merceologico è ALIMENTARE
Informazioni risultanti da comunicazione di apertura presentata il 03/09/2001 al comune di SESTO CALENDE e protocollata al n. 20716,
con decorrenza dal 05/11/2001:
ESERCIZIO DI COMMERCIO AL DETTAGLIO DI VICINATO
settore ALIMENTARE mq. vendita: 115
superficie totale dell’esercizio mq. 115
(compresa la superficie adibita ad altri usi)
Unità locale cessata in data 31/10/2002
Causale: LOCAZIONE AZIENDA
Subentrata l’impresa con numero REA VA-283325
BREAK ANGELS S.A.S. DI MARZIA SIGNORATO E ELENA IPINO
Codice Fiscale: 02079430027
Titolo del subentro: LOCAZIONE
Unità locale n. 2 NEGOZIO O PUBBLICO ESERCIZIO
AZZATE (VA) VIA PIAVE 80 CAP 21022
STUDIO DE MARCHI - MORNAGO
telefono: 0331/904260 TELEFAX: 0331/904360
Data apertura: 08/04/2002
Attività esercitata:
COMMERCIO AL DETTAGLIO DI PRODOTTI DI PANETTERIA, PASTICCERIA ED ALTRI
ALIMENTI - BAR - VENDITA BIGLIETTI LOTTERIA.
Dal 08/04/2002 la superficie di vendita è di mq. 50
il settore merceologico è ALIMENTARE / NON ALIMENTARE
Informazioni risultanti da comunicazione di apertura presentata il 08/01/2002 al comune di AZZATE con decorrenza dal 08/04/2002:
ESERCIZIO DI COMMERCIO AL DETTAGLIO DI VICINATO
settore ALIMENTARE mq. vendita: 50
superficie totale dell’esercizio mq. 100
(compresa la superficie adibita ad altri usi)
Unità locale cessata in data 31/10/2002
Causale: LOCAZIONE AZIENDA
Subentrata l’impresa con numero REA VA-283322
PANETTERIA GP S.A.S. DI ELENA GIOBBI E DEBORA PERRUOLO
Codice Fiscale: 02741760124
Titolo del subentro: LOCAZIONE
doc_VA_274861_21470.pdf_tmp.pdf Pag. 3 di 11
Unità locale n. 3 UFFICIO CON DEPOSITO O MAGAZZINO
MORNAGO (VA) VIA PROVINCIALE 23 CAP 21020
telefono: 0331/903194 TELEFAX: 0331/903194
Insegna: LA SPUNTINOTECA BREAKFAST S.R.L.
Data apertura: 05/11/2003
Attività esercitata:
AMMINISTRAZIONE E GESTIONE MAGAZZINO.
ATTI ISCRITTI NEL REGISTRO DELLE IMPRESE
** Protocollo nr. 12821/00 del 30/04/2001
SI ISCRIZIONE DI SOCIETA, CONSORZIO, G.E.I.E., ENTE PUBB. ECON.
S ELENCO SOCI E TITOLARI DI DIRITTI SU AZIONI O QUOTE SOCIALI
P ISCRIZIONE NEL RI E REA DI ATTI E FATTI RELATIVI A PERSONE nr. 2
** Protocollo nr. 12821/1 del 30/04/2001
ATTO COSTITUTIVO

del 11/04/2001
ATTO PUBBLICO redatto da DR. STEFANO FAZZINI
repertorio n. 23743/4280 in MILANO (MI)
atto iscritto il 07/05/2001
- ISCRIZIONE NELLA SEZIONE ORDINARIA DEL REGISTRO DELLE IMPRESE
trascrizione iscritta il 07/05/2001
** Protocollo nr. 12821/2 del 30/04/2001
NOMINA/CONFERMA AMMINISTRATORI
del 11/04/2001
atto iscritto il 07/05/2001
- INSERIMENTO NUOVA PERSONA
MESSUTI MARCO codice fiscale: MSSMRC70L22L682H
NOMINA CARICA E/O QUALIFICA/E DI:
ISCRIVE LA PROPRIA NOMINA DI CUI HA AVUTO NOTIZIA IN DATA 11/04/2001 ALLA
CARICA DI PRESIDENTE CONSIGLIO AMMINISTRAZIONE DAL 11/04/2001 DURATA: FINO
ALLA REVOCA
ISCRIVE LA PROPRIA NOMINA DI CUI HA AVUTO NOTIZIA IN DATA 11/04/2001 ALLA
CARICA DI CONSIGLIERE DELEGATO DAL 11/04/2001 DURATA: FINO ALLA REVOCA
DATA PRESENTAZIONE 30/04/2001
trascrizione iscritta il 07/05/2001
- INSERIMENTO NUOVA PERSONA
CARLESSO CINZIA codice fiscale: CRLCNZ70S42F736V
NOMINA CARICA E/O QUALIFICA/E DI :
ISCRIVE LA PROPRIA NOMINA DI CUI HA AVUTO NOTIZIA IN DATA 11/04/2001 ALLA
CARICA DI CONSIGLIERE DELEGATO DAL 11/04/2001 DURATA: FINO ALLA REVOCA
DATA PRESENTAZIONE 30/04/2001
trascrizione iscritta il 07/05/2001
** Protocollo nr. 14077/00 del 14/05/2001
S5 INIZIO, MODIFICA, CESSAZIONE DI ATTIVITA’ NELLA SEDE LEGALE
** Protocollo nr. 32546/00 del 29/08/2001
S5 INIZIO, MODIFICA, CESSAZIONE DI ATTIVITA’ NELLA SEDE LEGALE
** Protocollo nr. 39551/00 del 26/11/2001
UL APERTURA MODIFICA CESSAZIONE DI UNITA ’ LOCALE O AZIENDALE nr. 1
** Protocollo nr. 7273/00 del 31/01/2002
S5 INIZIO, MODIFICA, CESSAZIONE DI ATTIVITA’ NELLA SEDE LEGALE
** Protocollo nr. 7274/00 del 31/01/2002
doc_VA_274861_21470.pdf_tmp.pdf Pag. 4 di 11
UL APERTURA MODIFICA CESSAZIONE DI UNITA’ LOCALE O AZIENDALE nr. 1
** Protocollo nr. 12924/00 del 21/03/2002
TA ISCRIZIONE ATTO DI TRASF. PROPRIETA’ O GODIMENTO DI AZIENDA
** Protocollo nr. 12924/1 del 21/03/2002
TRASFERIMENTO D’AZIENDA
del 08/03/2002
redatto da DR. STEFANO FAZZINI
repertorio n. 26670
atto iscritto il 08/04/2002
** Protocollo nr. 15844/00 del 24/04/2002
UL APERTURA MODIFICA CESSAZIONE DI UNITA’ LOCALE O AZIENDALE nr. 1
** Protocollo nr. 32253/00 del 29/07/2002
B DEPOSITO DI BILANCI D’ESERCIZIO ED ELENCO DEI SOCI
** Protocollo nr. 32253/1 del 29/07/2002
BILANCIO ABBREVIATO D’ESERCIZIO
del 31/12/2001
atto depositato il 19/07/2002
** Protocollo nr. 32253/2 del 29/07/2002
COMUNICAZIONE ELENCO SOCI
del 28/06/2002
atto iscritto il 29/07/2002
** Protocollo nr. 42691/00 del 20/11/2002
TA ISCRIZIONE ATTO DI TRASF. PROPRIETA’ O GODIMENTO DI AZIENDA
** Protocollo nr. 42691/1 del 20/11/2002
TRASFERIMENTO D’AZIENDA
EFFETTO DELL’ATTO DAL 01/11/2002
del 31/10/2002
SCRITTURA PRIVATA AUTENTICATA redatto da DR. STEFANO FAZZINI repertorio n. 28705 in MILANO (MI)
atto iscritto il 22/11/2002
** Protocollo nr. 42701/00 del 20/11/2002
TA ISCRIZIONE ATTO DI TRASF. PROPRIETA’ O GODIMENTO DI AZIENDA
** Protocollo nr. 42701/1 del 20/11/2002
TRASFERIMENTO D’AZIENDA
EFFETTO DELL’ATTO DAL 01/11/2002
del 31/10/2002
SCRITTURA PRIVATA AUTENTICATA redatto da DR. STEFANO FAZZINI repertorio n. 28709 in MILANO (MI)
atto iscritto il 22/11/2002
** Protocollo nr. 30875/00 del 06/11/2003
B DEPOSITO DI BILANCI D’ESERCIZIO ED ELENCO DEI SOCI
** Protocollo nr. 30875/1 del 06/11/2003
BILANCIO ABBREVIATO D’ESERCIZIO
del 31/12/2002
atto depositato il 24/07/2003
** Protocollo nr. 30875/2 del 06/11/2003
doc_VA_274861_21470.pdf_tmp.pdf Pag. 5 di 11
COMUNICAZIONE ELENCO SOCI
del 30/06/2003
atto iscritto il 06/11/2003
** Protocollo nr. 8885/00 del 25/02/2004
UL APERTURA MODIFICA CESSAZIONE DI UNITA’ LOCALE O AZIENDALE nr. 3
** Protocollo nr. 12051/00 del 22/03/2004
S2 MODIFICA SOCIETA’ , CONSORZIO G.E.I.E, ENTE PUBBLICO ECON.
P ISCRIZIONE NEL RI E REA DI ATTI E FATTI RELATIVI A PERSONE nr. 1
** Protocollo nr. 12051/1 del 22/03/2004

NOMINA/CONFERMA AMMINISTRATORI
del 01/03/2004
atto iscritto il 22/03/2004
- VARIAZIONE ORGANI SOCIALI
SITUAZIONE PRECEDENTE:
CONSIGLIO DI AMMINISTRAZIONE
NUMERO COMPONENTI IN CARICA: 2
DATA INIZIO : 11/04/2001 DURATA FINO ALLA REVOCA
AMMINISTRATORE UNICO
NUMERO COMPONENTI IN CARICA: 0
SISTEMA DI AMMINISTRAZIONE ADOTTATO : (ASSENTE)
CONTROLLO CONTABILE: (ASSENTE)
trascrizione iscritta il 22/03/2004
- INSERIMENTO NUOVA PERSONA
CARACCIOLO GIANNI codice fiscale: CRCGNN78S03B963P
NOMINA CARICA E/O QUALIFICA/E DI :
ISCRIVE LA PROPRIA NOMINA DI CUI HA AVUTO NOTIZIA IN DATA 01/03/2004 ALLA
CARICA DI AMMINISTRATORE DAL 01/03/2004 DURATA: FINO ALLA REVOCA
DATA PRESENTAZIONE 22/03/2004
trascrizione iscritta il 22/03/2004
** Protocollo nr. 12638/00 del 25/03/2004
TA ISCRIZIONE ATTO DI TRASF. PROPRIETA’ O GODIMENTO DI AZIENDA
** Protocollo nr. 12638/1 del 25/03/2004
TRASFERIMENTO D’AZIENDA
del 18/03/2004
SCRITTURA PRIVATA AUTENTICATA redatto da GIORGIO ZANINI
repertorio n. 54507 in BUSTO ARSIZIO (VA)
atto iscritto il 25/03/2004
** Protocollo nr. 13423/00 del 31/03/2004
S2 MODIFICA SOCIETA’ , CONSORZIO G.E.I.E, ENTE PUBBLICO ECON.
** Protocollo nr. 13423/1 del 31/03/2004
DELEGA POTERI CONSIGLIO DI AMMINISTRAZIONE
del 02/03/2004
atto iscritto il 02/04/2004
- MODIFICA DATI PERSONA/SOCIETA’
CARACCIOLO GIANNI codice fiscale: CRCGNN78S03B963P
POTERI ATTRIBUITI:
POTERI PRECEDENTI: (ASSENTI)
trascrizione iscritta il 02/04/2004
** Protocollo nr. 15302/00 del 16/04/2004
TA ISCRIZIONE ATTO DI TRASF. PROPRIETA’ O GODIMENTO DI AZIENDA
** Protocollo nr. 15302/1 del 16/04/2004
doc_VA_274861_21470.pdf_tmp.pdf Pag. 6 di 11
TRASFERIMENTO D’AZIENDA
del 25/03/2004
SCRITTURA PRIVATA AUTENTICATA redatto da SERGIO LUPPI
repertorio n. 53353 in MILANO (MI)
registrato in data 31/03/2004 in MILANO (MI)
atto iscritto il 16/04/2004
** Protocollo nr. 30991/00 del 23/07/2004
B DEPOSITO DI BILANCI D’ESERCIZIO ED ELENCO DEI SOCI
** Protocollo nr. 30991/1 del 23/07/2004
BILANCIO ABBREVIATO D’ ESERCIZIO
del 31/12/2003
atto depositato il 21/07/2004
** Protocollo nr. 30991/2 del 23/07/2004
COMUNICAZIONE ELENCO SOCI
del 30/06/2004
atto iscritto il 23/07/2004
** Protocollo nr. 30991/3 del 23/07/2004
ALTRI ATTI
del 30/06/2004
atto iscritto il 23/07/2004
** Protocollo nr. 46123/00 del 19/11/2004
S2 MODIFICA SOCIETA’ , CONSORZIO G.E.I.E, ENTE PUBBLICO ECON.
P ISCRIZIONE NEL RI E REA DI ATTI E FATTI RELATIVI A PERSONE nr. 2
** Protocollo nr. 46123/1 del 19/11/2004
NOMINA/CONFERMA AMMINISTRATORI
del 18/10/2004
atto iscritto il 22/11/2004
- VARIAZIONE ORGANI SOCIALI
SITUAZIONE PRECEDENTE:
CONSIGLIO DI AMMINISTRAZIONE
NUMERO COMPONENTI IN CARICA: 3
DATA INIZIO : 11/04/2001 DURATA FINO ALLA REVOCA
AMMINISTRATORE UNICO
NUMERO COMPONENTI IN CARICA: 0
SISTEMA DI AMMINISTRAZIONE ADOTTATO: (ASSENTE)
CONTROLLO CONTABILE: (ASSENTE)
trascrizione iscritta il 22/11/2004
- MODIFICA DATI PERSONA/SOCIETA’
MESSOTI MARCO codice fiscale: MSSMRC70L22L682H
ISCRIZIONE DELLA PROPRIA NOMINA A SEGUITO DELLA CONFERMA ALLA CARICA DI:
PRESIDENTE CONSIGLIO AMMINISTRAZIONE DI CUI BA AVUTO NOTIZIA IN DATA
18/10/2004 DATA PRESENTAZIONE 19/11/2004 DURATA: FINO ALLA REVOCA
trascrizione iscritta il 22/11/2004
- INSERIMENTO NUOVA PERSONA
MAURIZIO ALESSANDRA codice fiscale: MRZLSN77M52C351E
NOMINA CARICA E/0 QUALIFICA/E DI:
ISCRIVE LA PROPRIA NOMINA DI CUI HA AVUTO NOTIZIA IN DATA 18/10/2004 ALLA
CARICA DI AMMINISTRATORE DAL 18/10/2004 DURATA: FINO ALLA REVOCA
DATA PRESENTAZIONE 19/11/2004
trascrizione iscritta il 22/11/2004

** Protocollo nr. 46125/00 del 19/11/2004
S2 MODIFICA SOCIETA’ , CONSORZIO G.E.I.E, ENTE PUBBLICO ECON.
P ISCRIZIONE NEL RI E REA DI ATTI E FATTI RELATIVI A PERSONE nr. 1
doc_VA_274861_21470.pdf_tmp.pdf Pag. 7 di 11
** Protocollo nr. 46125/1 del 19/11/2004
DELEGA POTERI CONSIGLIO DI AMMINISTRAZIONE
del 18/10/2004
atto iscritto il 22/11/2004
- MODIFICA DATI PERSONA/SOCIETA’
MAURIZIO ALESSANDRA codice fiscale: MRZLSN77M52C351E
POTERI ATTRIBUITI:
POTERI PRECEDENTI: (ASSENTI)
trascrizione iscritta il 22/11/2004
** Protocollo nr. 15274/00 del 06/05/2005
S2 MODIFICA SOCIETA’ , CONSORZIO G.E.I.E, ENTE PUBBLICO ECON.
P ISCRIZIONE NEL RI E REA DI ATTI E FATTI RELATIVI A PERSONE nr. 1
** Protocollo nr. 15274/1 del 06/05/2005
DELEGA POTERI CONSIGLIO DI AMMINISTRAZIONE
del 02/03/2005
atto iscritto il 06/05/2005
- MODIFICA DATI PERSONA/SOCIETA’
MESSUTI MARCO codice fiscale: MSSMRC70L22L682H
POTERI ATTRIBUITI:
POTERI PRECEDENTI:
AL QUALE SPETTANO I POTERI PER LA GESTIONE FINANZIARIA E TECNICA, ALLE
QUESTIONI ORGANIZZATIVE INERENTI ALLA STRUTTURA DELL’ ATTIVITA’ ED AI RAPPORTI
CON I CLIENTI ED I FORNITORI, COME DA ATTO COSTITUTIVO.
trascrizione iscritta il 06/05/2005
** Protocollo nr. 23743/00 del 28/05/2005
B DEPOSITO DI BILANCI D’ESERCIZIO ED ELENCO DEI SOCI
** Protocollo nr. 23743/1 del 28/05/2005
BILANCIO ABBREVIATO D’ESERCIZIO
del 31/12/2004
atto depositato .il 27/05/2005
** Protocollo nr. 23743/2 del 28/05/2005
COMUNICAZIONE ELENCO SOCI
del 30/04/2005
atto iscritto il 28/05/2005
** Protocollo nr. 35381/00 del 29/07/2005
S2 MODIFICA SOCIETÀ ’ , CONSORZIO G.E.I.E, ENTE PUBBLICO ECON.
P ISCRIZIONE NEL RI E REA DI ATTI E FATTI RELATIVI A PERSONE nr. 1
** Protocollo nr. 35381/1 del 29/07/2005
DELEGA POTERI CONSIGLIO DI AMMINISTRAZIONE
del 01/07/2005
atto iscritto il 29/07/2005
- MODIFICA DATI PERSONA/SOCIETA’
CARLESSO CINZIA codice fiscale: CRLCNZ70S42F736V
POTERI ATTRIBUITI:
POTERI PRECEDENTI:
AL QUALE SPETTANO I POTERI PER LA GESTIONE DEL PERSONALE DIPENDENTE.
trascrizione iscritta il 29/07/2005
- POTERI ATTRIBUITI:
POTERI PRECEDENTI:
AL QUALE SPETTANO I POTERI PER LA GESTIONE DEL PERSONALE DIPENDENTE.
DELEGHE E POTRERI NECESSARI PER COMPIERE TUTTI GLI ATTI E SVOLGERE TUTTI GLI
ADEMPIMENTI, ANCHE CON FIRMA LIBERA E DISGIUNTA, NECESSARI ALLA RICERCA E
SELEZIONE DI UN NUOVO AFFITTUARIO E ALLA STIPULA DI TUTTI GLI ATTI E CONTRATTI
doc_VA_274861_21470.pdf_tmp.pdf Pag. 8 di 11
CHE SI RENDESSERO NECESSARI PER AVVIARE UN NUOVO RAPPORTO DI AFFITTO D’AZIENDA.
COME DA VERBALE DEL CONSIGLIO DI AMMINISTRAZIONE DEL 01/07/2005.
trascrizione iscritta il 26/09/2005
** Protocollo nr. 2678/00 del 20/01/2006
TA ISCRIZIONE ATTO DI TRASF. PROPRIETA’ O GODIMENTO DI AZIENDA
** Protocollo nr. 2678/1 del 20/01/2006
TRASFERIMENTO D’AZIENDA
del 28/12/2005
redatto da DR. RODOLFO BREZZI
repertorio n. 105839
atto iscritto il 20/01/2006
** Protocollo nr. 2681/00 del 20/01/2006
TA ISCRIZIONE ATTO DI TRASF. PROPRIETA’ O GODIMENTO DI AZIENDA
** Protocollo nr. 2681/1 del 20/01/2006
TRASFERIMENTO D’AZIENDA
del 28/12/2005
SCRITTURA PRIVATA AUTENTICATA redatto da BREZZI RODOLFO
repertorio n. 105841 in SAMARATE (VA)
atto iscritto il 20/01/2006
** Protocollo nr. 3303/00 del 25/01/2006
S2 MODIFICA SOCIETÀ’ , CONSORZIO G.E.I.E, ENTE PUBBLICO ECON.
P ISCRIZIONE NEL RI E REA DI ATTI E FATTI RELATIVI A PERSONE nr. 4
** Protocollo nr. 3303/1 del 25/01/2006
CESSAZIONE AMMINISTRATORI
del 23/12/2005
atto iscritto il 25/01/2006
- MODIFICA DATI PERSONA/SOCIETA’
CARACCIOLO GIANNI codice fiscale: CRCGNN78S03B963P
CESSAZIONE DALLA CARICA O QUALIFICA DI:
AMMINISTRATORE
CON I SEGUENTI POTERI:
CON I COMPITI INERENTI LA GESTIONE DEL MAGAZZINO PRODOTTI E LA DISTRIBUZIONE
DEGLI STESSI PRESSO I PUNTI VENDITA CON CUI SONO ALLACCIATI RAPPORTI
COMMERCIALI.
trascrizione iscritta il 25/01/2006

- MODIFICA DATI PERSONA/SOCIETA’
MAURIZIO ALESSANDRA codice fiscale: MRZLSN77M52C351E
CESSAZIONE DALLA CARICA O QUALIFICA DI:
AMMINISTRATORE
CON I SEGUENTI POTERI:
CON I POTERI PER L’ORGANIZZAZIONE DEI SERVIZI DI ASSISTENZA ALLA CLIENTELA E DEI
RAPPORTI COMMERCIALI PER LA DISTRIBUZIONE AL DETTAGLIO, COME DA VERBALE DEL
CONSIGLIO DI AMMINISTRAZIONE DEL 18/10/2004.
trascrizione iscritta il 25/01/2006
** Protocollo nr. 3303/2 del 25/01/2006
NOMINA/CONFERMA AMMINISTRATORI
E CONFERMA POTERI
del 23/12/2005
atto iscritto il 25/01/2006
- VARIAZIONE ORGANI SOCIALI
SITUAZIONE PRECEDENTE:
CONSIGLIO DI AMMINISTRAZIONE
NUMERO COMPONENTI IN CARICA: 4
DATA INIZIO : 11/04/2001 DURATA FINO ALLA REVOCA
AMMINISTRATORE UNICO
doc_VA_274861 _21470.pdf_tmp.pdf Pag. 9 di 11
NUMERO COMPONENTI IN CARICA: 0
SISTEMA DI AMMINISTRAZIONE ADOTTATO: (ASSENTE)
CONTROLLO CONTABILE: (ASSENTE)
trascrizione iscritta il 25/01/2006
- MODIFICA DATI PERSONA/SOCIETA’
MESSUTI MARCO codice fiscale: MSSMRC70L22L682H
ISCRIZIONE DELLA PROPRIA NOMINA A SEGUITO DELLA CONFERMA ALLA CARICA DI:
PRESIDENTE CONSIGLIO AMMINISTRAZIONE DI CUI HA AVUTO NOTIZIA IN DATA
23/12/2005 DATA PRESENTAZIONE 17/01/2006 DURATA: FINO ALLA REVOCA
trascrizione iscritta il 25/01/2006
- ISCRIZIONE DELLA PROPRIA NOMINA A SEGUITO DELLA CONFERMA ALLA CARICA DI:
CONSIGLIERE DELEGATO DI CUI HA AVUTO NOTIZIA IN DATA 23/12/2005 DATA
PRESENTAZIONE 17/01/2006 DURATA: FINO ALLA REVOCA
trascrizione iscritta il 25/01/2006
- POTERI ATTRIBUITI:
POTERI PRECEDENTI:
AL QUALE SPETTANO I POTERI PER LA GESTIONE FINANZIARIA E TECNICA, ALLE
QUESTIONI ORGANIZZATIVE INERENTI ALLA STRUTTURA DELL’ATTIVITA’ ED AI RAPPORTI
CON I CLIENTI ED I FORNITORI, COME DA ATTO COSTITUTIVO.
CON I POTERI DI CONFERIRE PROCURA A SOGGETTI ESTERNI PER LA CURA DEGLI INTERESSI
SOCIETARI (AD ESEMPIO IN RELAZIONE A CONTENZIOSI CON ALTRI SOGGETTI O PER LA
REALIZZAZIONE DI PARTICOLARI OPERAZIONI CHE NECESSITANO DI ATTIVITA’ IN
LOCALITA ’ LONTANE O SVOLTE DA SOGGETTI CON PARTICOLARI CARATTERISTICHE) ..QUINDI
POTERE DI NOMINARE PROCURATORI AGENDO ANCHE DA SOLO, CON FORMA LIBERA E DISGIUNTA
PER VELOCIZZARE LE OPERAZIONI ED ESSERE PRONTI A COGLIERE LE OPPORTUNITA’ ..
COME DA VERBALE DI CONSIGLIO DEL 02/03/2005.
trascrizione iscritta il 25/01/2006
- MODIFICA DATI PERSONA/SOCIETA’
CARLESSO CINZIA codice fiscale: CRLCNZ70S42F736V
ISCRIZIONE DELLA PROPRIA NOMINA A SEGUITO DELLA CONFERMA ALLA CARICA DI :
CONSIGLIERE DELEGATO DI CUI HA AVUTO NOTIZIA IN DATA 23/12/2005 DATA
PRESENTAZIONE 17/01/2006 DURATA: FINO ALLA REVOCA
trascrizione iscritta il 25/01/2006
- POTERI ATTRIBUITI:
POTERI PRECEDENTI:
AL QUALE SPETTANO I POTERI PER LA GESTIONE DEL PERSONALE DIPENDENTE.
DELEGHE E POTERI NECESSARI PER COMPIERE TUTTI GLI ATTI E SVOLGERE TUTTI GLI
ADEMPIMENTI, ANCHE CON FIRMA LIBERA E DISGIUNTA, NECESSARI ALLA RICERCA E
SELEZIONE DI UN NUOVO AFFITTUARIO E ALLA STIPULA DI TUTTI GLI ATTI E CONTRATTI
CHE SI RENDESSERO NECESSARI PER AVVIARE UN NUOVO RAPPORTO DI AFFITTO D’AZIENDA,
COME DA VERBALE DEL CONSIGLIO DI AMMINISTRAZIONE DEL 01/07/2005.
trascrizione iscritta il 25/01/2006
INFORMAZIONI STORICHE SUCCESSIVE ALL’ISCRIZIONE NEL REGISTRO IMPRESE
Data denuncia (M) 14/05/2001
14/05/2001 - INIZIO ATTIVITA’ DI “SERVIZI DI CONSULENZA ALLE IMPRESE”
Data denuncia (M) 29/08/2001
09/07/2001 - INIZIO ATTIVITA’ DI “COMMERCIO AL DETTAGLIO DI PANE, PASTICCERIA
E DOLCIUMI”
- CESSAZIONE DELL’ ATTIVITA’ DI “SERVIZI DI CONSULENZA ALLE
IMPRESE”
Data denuncia (M) 26/11/2001
05/11/2001 - APERTURA UNITA’ LOCALE , SESTO CALENDE (VA) VIA ROMA 40 PER
L’ATTIVITA’ DI “COMMERCIO AL DETTAGLIO DI PRODOTTI DI
PANETTERIA, PASTICCERIA E ALTRI ALIMENTARI, BAR”
Data denuncia (M) 31/01/2002
01/01/2002 - INIZIO ATTIVITA ’ DI “VENDITA BIGLIETTI DELLA LOTTERIA E SCHEDE
TELEFONICHE”
Data denuncia (M) 31/01/2002
01/01/2002 - VARIAZIONE ATTIVITA’ UNITA’ LOCALE , U.L. IN SESTO CALENDE (VA)
VIA ROMA 40 A SEGUITO INIZIO ATTIVITA’ DI “VENDITA BIGLIETTI
DELLA LOTTERIA E SCHEDE TELEFONICHE”
doc_VA_27486l_21470.pdf_tmp.pdf Pag. 10 di 11
Data denuncia (M) 24/04/2002
08/04/2002 - APERTURA UNITA’ LOCALE , AZZATE (VA) VIA PIAVE 80 PER
L’ATTIVITA’ DI “COMMERCIO AL DETTAGLIO DI PRODOTTI DI
PANETTERIA, PASTICCERIA ED ALTRI ALIMENTI - BAR - VENDITA
BIGLIETTI LOTTERIA”
Data denuncia (M) 25/02/2004
31/10/2002 - CESSAZIONE UNITA’ LOCALE , SESTO CALENDE (VA) VIA ROMA 40
05/11/2003 - APERTURA UNITA’ LOCALE , MORNAGO (VA) VIA PROVINCIALE 23
31/10/2002 - CESSAZIONE UNITA’ LOCALE , AZZATE (VA) VIA PIAVE 80
doc_VA_274861_21470.pdf_tmp.pdf Pag. 11 di 11

Place and Date- Mornago 02-03-2006

Licensee	Licenser

JOSUÉ ALTOMONTE /s/ Josué Altomonte Cono Italiano LLC

ATTACHMENT B

Cono Italiano LLC, Chamber of Commerce Visual

Place and Date- Mornago 02-03-2006

Licensee	Licenser

JOSUÉ ALTOMONTE /s/ Josué Altomonte Cono Italiano LLC

ATTACHMENT C

“P Trademark”

WORLD INTELLECTUAL
PROPERTY ORGANIZATION	MADRID AGREEMENT AND PROTOCOL

[ILLEGIBLE ADDRESS]

CERTIFICATE OF REGISTRATION

The International Bureau of the World Intellectual Property Organization (WIPO) certifies that the indications appearing in the present certificate conform to the recording made in the International Register of Marks maintained under the Madrid Agreement and Protocol.

/s/ Judith Zahra
Judith Zahra
Deputy Director and Head
Examination and Registration Section
International Registrations
Geneva, March 30, 2006	Administration Department

_______________________

877 722	Description of the mark: The mark consists of a device featuring a curved cone having a superior oval line with stylized leaves.
Registration date: August 18, 2005	List of goods and services - NCL (8):
Date next payment due: August 18, 2015	30
Coffee, tea, cocoa, sugar, rice, tapioca, sago, artificial coffee: flour and preparations made from cereals, bread, pizzas, flat bread, sandwiches, waffles, cakes, biscuits, brioches, pastry and confectionery. ices: honey. treacle: yeast, baking powder, salt, mustard: vinegar, sauces (condiments): spices, ice.

KONO ITALIA S.R.I., Via Provinciale, 23 1-21020 MORNAGO (Varese) (Italy).
Legal nature of the holder (legal entity) and place of organization: LIMITED LIABILITY COMPANY, ITALY. Name and address of the representative: Ing. Gianmarco PONZELLINI C/o BUGNION S.P.A., Viale Lancetti. 17. 1-20158 MILANO (Italy).	43
Services for providing food and drink: temporary accommodation: coffee shops, bars, restaurants, snack-bars, cafeterias, ice-cream parlours, fast food restaurants, pizzerias, takeaway and home delivery restaurant services.

Basic registration: Italy, 18.08.2005, 971792.
Data relating to priority under the Paris Convention: Italy, 22.04.2005. MI2005C004403.

Designations under the Madrid Agreement: Bulgaria, China, Croatia, Egypt, Islamic Republic of Iran, Liechtenstein, Monaco, Morocco, Romania, Russian Federation, San Marino, Swaziland, Switzerland, Syrian Arab Republic, Ukraine.

Designations under the Madrid Protocol: Australia, European Community, Iceland, Japan, Norway, Republic of Korea, Singapore, Turkey, United States of America.
Declaration of intention to use the mark: Singapore, United States of America.
Date of notification: 30.03.2006
Language of the international application: English

Classification of figurative elements:
5.3: 26. 1: 26.15.

Place and Date- Mornago 02-03-2006

Licensee	Licenser

JOSUÉ ALTOMONTE /s/ Josué Altomonte Cono Italiano LLC

ATTACHMENT D

“Hands Pizza Trademark”

MARCA DA BOLLO € 14,62

MODULO C (1/2)

AL MINISTERO DELLE ATTIVITA' PRODUTTIVE
UFFICIO ITALIANO BREVETTI E MARCHI (U.I.B.M.)
DOMANDA DI REGISTRAZIONE PER MARCHIO D'IMPRESA N° VA/2006/C/0 037

Tipo | T0 | P

A. RICHIEDENTE/I

Cognome - Nome o Denominazione	A1	MESSI EMMARIO
Natura giuridica (PF / PG)	A2 PF	A3 MSSMRO70L22L682H
Indirizzo completo	A4	Via CESARE BATTISTI 65 21020 MORNAGO (VARESE) ITALIA
Cognome - Nome o Denominazione	A1	LA SPUNTINOTECA BREAKFAST S.R.L.
Natura giuridica (PF / PG)	A2 PG	A3 02651660124
Indirizzo completo	A4	Via GIUSTI 29 21019 SOMMA LOMBARDO (Varese) ITALIA

B. RECAPITO

	B0	D (D = DOMICILIO ELETTIVO, R = RAPPRESENTANTE)
Cognome - Nome o Denominazione	B1	LA SPUNTINOTECA BREAKFAST S.R.L.
Indirizzo	B2	Via PROVINCIALE 23
CAP Località Provincia	B3	21020 MORNAGO VARESE

C. MARCHIO

C1 HANDS PIZZA (traduzione: mani pizza) IN TUTTI I CARATTERI E DIMENSIONI. TRATTASI DI MARCHIO VERBALE

C2 TUTTI I COLORI

E. CLASSI

E0

Classe		Descrizione prodotti e/o servizi
E1	30 F.C.	E2 Caffè, tè, cacao, zucchero, riso, tapioca, sago, succedanei del caffè; farine e preparati fatti di cereali, pane, pasticceria, confetteria, gelati, miele, sciroppo di melassa; lievito, polvere per far lievitare, sale, senape, aceto, salse (condimenti); spezie, ghiaccio
E1	43 S.	E2 Ristorazione (alimentazione), alloggi temporanei, caffetterie, bar, ristoranti, snack bar, tavole calde, gelaterie, fast-food, pizzerie, serv. mantenuto da asporto e/o con consegna a domicilio

F. PRIORITA'

F1 | F2 | F3 | F4

H. RINNOVAZIONE

H0 | H1 | H2 | H3 | H4 | H5 | H6 | H7 | H8

Firma del/dei Richiedente/i

Place and Date- Mornago 02-03-2006

Licensee

Josué Altomonte

Cono Italiano LLC

Licenser

KONO ITALIA Srl
Via Provinciale, 23
21020 MORNAGO (VA)
Tel. 0331 903194
P. IVA 02156670022

LA SPUNTINOTECA BREAKFAST Srl
Via Provinciale, 23
21020 MORNAGO (VA)
Tel. 0331 903194
P. IVA 02651660124

ATTACHMENT E

"Cone Patent"

/06 2006 10:49 FAX 00390647055632 UIBM-C84 ☑001

00390647055632

PATENT COOPERATION TREATY

From the RECEIVING OFFICE

To:

PONZELLINI Gianmarco
C/O BUGNION S.P.A.
Viale Lancetti, 17
20158 MILANO
ITALY

PCT

NOTIFICATION OF RECEIPT OF PAPERS PURPORTING TO BE AN INTERNATIONAL APPLICATION

(PCT Administrative Instructions, Section 301)

Date of mailing (day/month/year): 07 JUN 2006

IMPORTANT NOTIFICATION

Applicant's or agent's file reference: 21L014112W01

International application No.: PCT/IT2006/000408

Date of receipt (day/month/year): 30 MAY 2006

Applicant: LA SPUNTINOTECA BREAKFAST S.R.L. et al.

Title of the invention: FOODSTUFF

1. The applicant is hereby notified that the receiving Office has received papers purporting to be an international application on the date of receipt indicated above.

2. The applicant's attention is drawn to the fact that these papers have not yet been checked by the receiving Office in respect of their compliance with the requirements of Article 11(1), that is, whether those papers meet the requirements necessary for the according of an international filing date.

3. As soon as the receiving Office has checked these papers, it will inform the applicant accordingly.

4. These papers have provisionally been given the international application number indicated above. The applicant is hereby requested to make reference to that number in all correspondence with the receiving Office.

Name and mailing address of the receiving Office
MINISTERO DELLE ATTIVITÀ PRODUTTIVE
Direz. Gen. Sviluppo Produttivo e Competitività
- Ufficio italiano brevetti e marchi - Uff. G. 1 -
Via Molise, 19 - 00187 ROMA

Authorized officer: [stamp: MINISTERO DELLE ATTIVITÀ PRODUTTIVE] Si[illegible] RICCI

Telephone No.

Form PCT/RO/102 (July 1992)

Place and Date- Mornago 02-03-2006

Licensee
JOSUÉ ALTOMONTE
[signature]
Cono Italiano LLC

Licenser
KONO ITALIA Srl
Via Provinciale, 23
21020 MORNAGO (VA)
Tel. 0331 903194
P. IVA 02156670022
[signature]

LA SPUNTINOTECA BREAKFAST Srl
Via Provinciale, 23
21020 MORNAGO (VA)
Tel. 0331 903194
P. IVA 02651660124
[signature]

ATTACHMENT F
"Machine Patent"

MODULO A (1/2)

AL MINISTERO DELLE ATTIVITA' PRODUTTIVE
UFFICIO ITALIANO BREVETTI E MARCHI (U.I.B.M.)
DOMANDA DI BREVETTO PER INVENZIONE INDUSTRIALE N° ______________

VA/ 2004 /A/ 0 0 3 9

A. RICHIEDENTE/I

Cognome e Nome o Denominazione	A1	KONO ITALIA S.R.L.
Natura Giuridica (PF / PG)	A2	PG — Cod. Fiscale Partita IVA — A3 02158670022
Indirizzo completo	A4	VIA-PROVINCIALE N. 23 MORNAGO 21020 (VARESE)
Cognome e Nome o Denominazione	A1	CROCITTI SALVATORE ANTONIO
Natura Giuridica (PF / PG)	A2	PF — Cod. Fiscale Partita IVA — A3 CRCSVT52T16L063O
Indirizzo completo	A4	VIA-QUINTO CATTANEO N.13 FAVRIA (TORINO)

B. RECAPITO OBBLIGATORIO IN MANCANZA DI MANDATARIO

	B0	D (D = domicilio elettivo, R = rappresentante)
Cognome e Nome o Denominazione	B1	KONO ITALIA S.R.L.
Indirizzo	B2	VIA-PROVINCIALE N. 23
CAP/ Località/Provincia	B3	21020 MORNAGO (VARESE)

C. TITOLO

C1 MACCHINA PER PRODUZIONE PIZZA CONO

D. INVENTORE/I DESIGNATO/I (DA INDICARE ANCHE SE L'INVENTORE COINCIDE CON IL RICHIEDENTE)

Cognome e Nome	D1	MESSUTI MARCO
Nazionalità	D2	ITALIANA
Cognome e Nome	D1	CHIRIO ROBERTO
Nazionalità	D2	ITALIANA
Cognome e Nome	D1	CROCITTI SALVATORE ANTONIO
Nazionalità	D2	ITALIANA
Cognome e Nome	D1	
Nazionalità	D2	

E. CLASSE PROPOSTA

Sezione	Classe	Sottoclasse	Gruppo	Sottogruppo
E1	E2	E3	E4	E5

F. PRIORITA'

DERIVANTE DA PRECEDENTE DEPOSITO ESEGUITO ALL'ESTERO

Stato o Organizzazione	F1		Tipo	F2	
Numero Domanda	F3		Data Deposito	F4	
Stato o Organizzazione	F1		Tipo	F2	
Numero Domanda	F3		Data Deposito	F4	

G. CENTRO ABILITATO DI RACCOLTA COLTURE DI MICROORGANISMI

G1

Firma Del / Dei Richiedente / I

KONO ITALIA Srl
Via Provinciale, 23
21020 MORNAGO (VA)
Tel. 0331 903194
P. IVA 02158670022
MARCO MESSUTI

Crocitti Salvatore
CROCITTI SALVATORE

VARESE

Franco Martino

Place and Date- Mornago 02-03-2006

Licensee

JOSÉ ALTOMONTE

Cono Italiano LLC

Licenser

KONO ITALIA Srl
Via Provinciale, 23
21020 MORNAGO (VA)
Tel. 0331 903194
P. IVA 02158670022

LA SPUNTINOTECA BREAKFAST Srl
Via Provinciale, 23
21020 MORNAGO (VA)
Tel. 0331 903194
P. IVA 02651[illegible]424

ATTACHMENT G

"Oven Patent"

MODULO A (1/2)

AL MINISTERO DELLE ATTIVITA' PRODUTTIVE
UFFICIO ITALIANO BREVETTI E MARCHI (U.I.B.M.) VA/ 2004 /A/ 0 0 4 1
DOMANDA DI BREVETTO PER INVENZIONE INDUSTRIALE N°

A. RICHIEDENTE/I

Cognome e Nome o Denominazione	A1	KONO ITALIA S.R.L.
Natura Giuridica (PF/PG)	A2	PG — Cod. Fiscale Partita IVA A3 02158670022
Indirizzo completo	A4	VIA-PROVINCIALE N.23 MORRNAGO 21020 (VARESE)
Cognome e Nome o Denominazione	A1	CHIRIO ROBERTO
Natura Giuridica (PF/PG)	A2	PF — Cod. Fiscale Partita IVA A3 CHRRRT61T23L219L
Indirizzo completo	A4	VIA-FUCINE SUPERIORI N.2 CONDOVE (TORINO)
B. RECAPITO Obbligatorio in mancanza di mandatario	B0	D (D = domicilio elettivo, R = rappresentante)
Cognome e Nome o Denominazione	B1	KONO ITALIA S.R.L.
Indirizzo	B2	VIA-PROVINCIALE N. 23
CAP/ Località/Provincia	B3	21020 MORNAGO (VARESE)
C. TITOLO	C1	FORNO PER PIZZA CONO

D. INVENTORE/I DESIGNATO/I (da indicare anche se l'inventore coincide con il richiedente)

Cognome e Nome	D1	MESSUTI MARCO
Nazionalità	D2	ITALIANA
Cognome e Nome	D1	CHIRIO ROBERTO
Nazionalità	D2	ITALIANA
Cognome e Nome	D1	CROCITTI SALVATORE ANTONIO
Nazionalità	D2	ITALIANA
Cognome e Nome	D1	
Nazionalità	D2	

E. CLASSE PROPOSTA	Sezione E1	Classe E2	Sottoclasse E3	Gruppo E4	Sottogruppo E5

F. PRIORITA' — derivante da precedente deposito eseguito all'estero

Stato o Organizzazione	F1		Tipo	F2	
Numero Domanda	F3		Data Deposito	F4	
Stato o Organizzazione	F1		Tipo	F2	
Numero Domanda	F3		Data Deposito	F4	
G. Centro Abilitato di Raccolta Colture di Microrganismi	G1				
Firma del / dei Richiedente / i		KONO ITALIA Srl, Via Provinciale 23, 21020 MORNAGO (VA), Tel. 0031 903194, P. IVA 02158670022, MESSUTI MARCO	CHIRIO ROBERTO		

Franco Martino

Place and Date- Mornago 02-03-2006

Licensee

JOSUÉ ALTOMONTE

Cono Italiano LLC

KONO ITALIA Srl
Via Provinciale, 23
21020 MORNAGO (VA)
Tel. 0331 903194
P. IVA 02158670022

Licenser

LA SPUNTINOTECA BREAKFAST Srl
Via Provinciale, 23
21020 MORNAGO (VA)
Tel. 0331 903194
P. IVA 02651580124

ATTACHMENT H

"Know how"

24

The introduction of the “pizza a cone” has been for the Spuntibreack S.r.l. a natural passage dictated by the market demand for the most famous Italia product abroad: the Italian pizza. Thanks to deep and precise study and the optimization of machinery, recipe and production “Spuntibreack S.r.l.” has become a new independent brand: “Pizza hands the Italian Food Fast”. Differently from the traditional system, it offers the “pizza” with a new form (like a cone), so that pizza can be a snack or a quick meal. All the recipes are the best in Italy and are proposed according to the real Italian tradition. The “Spuntibreack S.r.l.” offers a very high quality product with a very simple format displayed in personalised settings. The “Spuntibreack S.r.l.” with the creation of the “pizza cono” concept has finally realized its own vision of  “fast restaurant” with a totally Italian products, but very suitable for a foreign market. A concept in which quickness joins, the high and famous quality of the Mediterranean cuisine that use fresh and genuine ingredients so rich in taste and flavour. Pizza a cono is a restaurant dedicated to the very Italian products such as pasta and pizza, the best in term of quality all over the world, the pride of the Italian cuisine. As for the pizza a cono the choice is wide. Customer can choose among different kind of pasta, cooked and served on the spot or they can find the most famous Pizza recipes available on the market. Pizza a cono it’s easy and fast concept to realize, easy to manage and needs a small number of workers. Thanks to the optimization of the basic process of production and high quality of the machinery involved in the food preparation, pizza a cono can always assure quickness, freshness and a top quality product.
HISTORY OF THE IDEA
Born in 2001 and made strong by experience of many years in food sector, the Spuntibreak S.r.l. nowadays going to present them self like a P Group with a series of complete and specific projects and big variety of adapted and adaptable solutions to anyone who is willing to start up a new business in collective food sector. On the wave of the typical American fast food (serving hamburger, chips and other American products), the Spuntibreak Srl suggests new kind of fast food concept and format, founding its entire production on the “Italian method”:
❖	Best recipes with the typical “Italian taste” and recipe with “home made” ingredients.
❖	It has also equipped with expressively realized machinery for the production and selling of the fast food products.
In each format proposed, the P Group assures a turnkey realization, starting from territorial research (to verity the potential of project), to the construction of the locations, ending with the supply of the products, a constant assistance and the provision of communication and advertising strategies.
NEW BUSINESS OPPORTUNITIES
Starting from the creation of the Italian Fast Food, the Spuntibreak Srl felt the need of giving a defined identity to other new particular products: the pizza a cone. For this reasons it has created new concepts and formats, such as “carretta” “corner”, “kiosk” and “food-court” and “multi-concept store”.
Every concept is a 360° format passing through the following points:
❖	Check of the potential success, study on the territory and on the target market
❖	Choice of the machinery
❖	Furniture of the locations
❖	Ingredients and recipes supply
❖	Inlet and outlet communication
Thank to this organisation, the Spuntibreak Srl can develop new brand, putting different product together (for example pasta, soft ice cream and pizza a cone together), and new format, if particular market require that.
A WINNER BUSINESS PROJECT: “PUNTO BAR”
Every type of restaurant has the possibility to complete his offer introducing P Group fast food products. For this reason born the innovation idea “Punto Bar”, chooses this solution who believes that pizza is the right food to offer to the customers of his activity. Not cumbersome, easy to use and clean, our equipment gives the chance to cook and expose the product in a little space inside every kind of activity. The characteristic of Punto Bar concept are:
❖	easy to realize
❖	require a low investment
❖	personalised in its style
❖	easy to manage
❖	proper in addition to any kind of restaurant or as a single corner.
“Pizza a cono” represents the novelty able to conquer any customer in the time needed to make a pizza. Besides P Group makes available excellent materials for the different demands of customers, as cone case and other useful ideas.
PUNTO BAR
The solution of Spuntibreack Srl and P Group are various and flexible to adapt all concept to every kind of activity. Our customers can be develop “Punto Bar” concept in two different way:
1.	serve the fresh products
2.	serve the frozen products
Those two solutions are dictated to “available free space” inside the restaurant /activity where the Punto Bar will be. If the free space it’s enough to install ovens, warming cabinets and preparations desk, will be suitable serve the fresh products. But, if the space it’s very small and there is not space for all the equipment, shall be suitable to serve the frozen goods. All the Punto Bar selling point studied for to represent the typical characteristic of Italian restaurateur. All materials, all structures and all equipments can be recognized to the customers at the first sight, thanks to the presence of the initial “P” (made of a nice cone with the colours of the Italian flag, upon it there is a red oval with some little basil leaves) and all the structures are make with a creative design and coloured by the Italian flag colours. Packaging and advertising material (take away boxes, t-shirt, catalogues etc.), are made with the same graphics design and colours, in respect of store structures communications.

1) Fresh Products:
For to serve a fresh products to customers, the activity of Punto Bar will needs some expressively realized machinery:
❖	OVEN
It’s a particular and specific oven studied and created exclusive for P Group, Spuntibreack Srl. This machinery based on electric/mechanic system of regulation temperature. It’s useful just for to cook the cones, and produce very high quality products. With this oven the fresh cone will be ready to eat in 2 minutes time.
❖	WARMING CABINET
Its use for to keep hot the cones ready for to be sell.Usually this machine is using on the front desk for two reason.
a)	To make easier and faster the customers service.
b)	Thanks to transparent plastic/glasses window the customers can have a look of the ready cones.
Frozen Products:
This solution is very easy to make and organize, will need a very little free space and the service will be fast.
❖	CONVENTIONAL OVEN
❖	The Punto Bar shall needs just a conventional oven where the frozen cones will be cook by vertical positions.
About the brands and patents, our company (Kono Italia S.r.l. with the person of the legal representative and only owner of Marco Messuti) is the only owner of the royalty. So, Marco Messuti for to protect his business and the business of his customers, had choose to sell all royalty of Kono Italia S.r.l. to Spuntibreack S.r.l. (with the person of the legal representative and only owner of Marco Messuti). The trade name “PIZZA A CONO”, it’s just a nominative. We already registered the “P” graphic symbol for all around the world, and we give to our customers the opportunity to choose his trade name as they want, but using the “P” graphics symbol.
How cook the cones
Oven
•	Full up the cones through the recipe
•	Put the cones inside microwave for 30 seconds
•	Cook the cones on the appropriate oven who the Licensor will give to Licensee
•	Selling cones
Warming Cabinets
•	Keeping hot cones

Place and Date- Mornago 02-03-2006

Licensee	Licenser

JOSUÉ ALTOMONTE /s/ Josué Altomonte Cono Italiano LLC

ATTACHMENT I
“Prices of Ovens and other Equipments”

Approximate Carretta Price	Size: approximate 2 x 1 metre		Food products
Carreta includes a warming cabinet 220 V or with Generator, a sink and a fridge	€8,500.00	ex factory Italy, after the first order it can be produced locally	Cones and soft drinks
Pizza oven	€3,500.00	ex factory Italy
Small ware & Menu board	€700.00	estimated price locally or Italy
Generator (additional)	€0.00	local price
Opening fee	€750.00	franchise fee
Royalty	4%
Items that have to be bought from us:
-	carretta
-	Pizza oven
Items that could be bought locally:
-	small ware and menu board
-	generator

Approximate Corner Price	Size: approximate 2 x 2 metre		Food products
Corner price estimated from Italy or produced locally with our approval	€10,000.00	ex factory Italy, after the first order it can be produced locally	Cones Sweet cones
Pizza oven	€3,500.00	ex factory Italy	Soft drinks
Warming cabinet	€700.00	ex factory Italy	Pasta
Cold stores, refrigerators	€5,500.00	estimated price locally or Italy
Small ware & Menu board	€2,000.00	estimated price locally or Italy
Microwave	€300.00	estimated price locally or Italy
Soft drink machine	€0.00	It could be received for free by the supplier
Opening fee	€1,500.00
Royalty	4%
Possible additional equipment		Possible additional-Food products
French fries machine, which includes warming cabinet	€3,675.00	ex factory Italy	French fries Arancini
Coffee machine	€0.00	It could be received for free by the supplier	Mozzarella sticks
Soft ice cream machine	€0.00	It could be received for free by the supplier	Soft ice cream
Items that have to be bought from us:
-	corner
-	Pizza oven
-	warming cabinet
Items that could be bought locally:
-	Cold stores, refrigerators
-	Small ware & Menu board
-	Microwave
-	Soft drink machine
-	French fries machine, which includes warming cabinet
-	Coffee machine
-	Soft ice cream machine

Approximate Food-court Price	Size: 25 – 40 square metre		Food products
Food-court price estimated from Italy or produced locally with our approval	€20,000.00	ex factory Italy, after the first order it can be produced locally	Cones Pasta
Pizza oven	€3,500.00	ex factory Italy	French fries
Warming cabinet	€700.00	ex factory Italy	Arancini
Cold stores, refrigerators	€10,000.00	estimated price locally or Italy	Salads
Small ware & Menu board	€4,000.00	estimated price locally or Italy	Mozzarella sticks
Microwave	€300.00	estimated price locally or Italy	Soft ice cream
French fries machine including warming cabinet	€3,675.00	ex factory Italy	Soft drinks Coffee
Coffee machine	€0.00	It could be received for free by the supplier	Sweet cones
Soft ice cream machine	€0.00	It could be received for free by the supplier
Soft drink machine	€0.00	It could be received for free by the supplier
Opening fee	€4,500.00
Royalty	4%
Items that have to be bought from us:
-	Food-court
-	Pizza oven
-	warming cabinet
Items that could be bought locally:
-	Cold stores, refrigerators
-	Small ware & Menu board
-	Microwave
-	Soft drink machine
-	French fries machine, which includes warming cabinet
-	Coffee machine
-	Soft ice cream machine

Approximate Kiosk Price	Size: 3 x3 metres/4 x 4 metres/5 x 5 metres		Food products
Kiosk price estimated from Italy or produced locally with our approval	€15,000.00	ex factory Italy, after the first order it can be produced locally	Cones Pasta
Pizza oven	€3,500.00	ex factory Italy	French fries
Warming cabinet	€700.00	ex factory Italy	Arancini
Cold stores, refrigerators	€8,000.00	estimated price locally or Italy	Salads
Small ware & Menu board	€3,000.00	estimated price locally or Italy	Mozzarella sticks
Microwave	€300.00	estimated price locally or Italy	Soft ice cream
Coffee machine	€0.00	It could be received for free by the supplier	Soft drinks
Soft ice cream machine	€0.00	It could be received for free by the supplier	Coffee
Soft drink machine	€0.00	It could be received for free by the supplier	Sweet cones
French fries machine including warming cabinet	€0.00
Opening fee	€3,000.00
Royalty	4%
Items that have to be bought from us:
-	Kiosk
-	Pizza oven
-	warming cabinet
Items that could be bought locally:
-	Cold stores, refrigerators
-	Small ware & Menu board
-	Microwave
-	Soft drink machine
-	Coffee machine
-	Soft ice cream machine
-	French fries machine including warming cabinet

Approximate Price Full concept	Size: 60 – 70 square metre		Food products
Price full concept estimated from Italy or produced locally with our approval	€35,000.00	ex factory Italy, after the first order it can be produced locally	Cones Pasta
Pizza oven	€3,500.00	ex factory Italy	French fries
Warming cabinet	€700.00	ex factory Italy	Arancini
French fries machine including warming cabinet	€3,675.00	ex factory Italy	Salads Mozzarella sticks
Cold stores, refrigerators	€15,000.00	estimated price locally or Italy	Soft ice cream
Small ware & Menu board	€4,000.00	estimated price locally or Italy	Soft drinks
Microwave	€300.00	estimated price locally or Italy	Coffee
Coffee machine	€0.00	It could be received for free by the supplier	Sweet cones
Soft ice cream machine	€0.00	It could be received for free by the supplier
Soft drink machine	€0.00	It could be received for free by the supplier
Opening fee	€4,000.00
Royalty	4%
Items that have to be bought from us:
-	Full concept
-	Pizza oven
-	warming cabinet
Items that could be bought locally:
-	Cold stores, refrigerators
-	Small ware & Menu board
-	Microwave
-	Soft drink machine
-	Coffee machine
-	Soft ice cream machine
-	French fries machine including warming cabinet

Multiconcept Store Size: 200 – 250 square metre

Detailed information depend on the type of the location
Multiconcept store is like a full concept where you can add more concepts such as coffee concept or even a bar.

Opening fee: € 6,000.00
Royalty: 4%
These prices are “net”, without delivery and any tax costs.

Place and Date- Mornago 02-03-2006

Licensee	Licenser

JOSUÉ ALTOMONTE /s/ Josué Altomonte Cono Italiano LLC